SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                       Date of Report: November 15, 2000

                         FNANB CREDIT CARD MASTER TRUST

             (Exact name of registrant as specified in its charter)


 United States                  333-32591                      58-1897792
 -------------                  ---------                      ----------
(State or other                (Commission                    (IRS Employer
 jurisdiction                   File No.)                  Identification No.)
of incorporation)

              225 Chastain Meadows Court, Kennesaw, Georgia     30144
              ---------------------------------------------    ------
               (Address of principal executive offices)      (Zip Code)

      Registrant's telephone number, including area code: 770-423-7900


Item 5               Other Events.
                     -------------

                     The registrant distributed the Certificateholders Statement for the month of October 2000 to the Series 1997-2 Certificateholders on November 15, 2000.

                     The registrant distributed the Certificateholders Statement for the month of October 2000 to the Series 1998-1 Certificateholders on November 15, 2000.

Item 7(c).          Exhibits.
                    ---------

                    The  following  is filed as an exhibit to this report under
                    Exhibit 28:

             99.1 Series 1997-2 Certificateholders Statement for the month of October 2000.

             99.2 Series 1998-1 Certificateholders Statement for the month of October 2000.




                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FNANB CREDIT CARD
                                   MASTER TRUST


                                   By:       FIRST NORTH AMERICAN
                                             NATIONAL BANK, as
                                             Transferor and Servicer


                                   By:
                                             ----------------------------------
                                             Michael T. Chalifoux
                                             Chairman of the Board


Date:      November 15, 2000

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    EXHIBITS

                                       TO

                                    FORM 8-K

                         FNANB CREDIT CARD MASTER TRUST

                                INDEX TO EXHIBITS

Exhibit
Number   Exhibit


99.1     Series  1997-2  Certificateholders  Statement  for the  month of
         October 2000.


99.2     Series  1998-1  Certificateholders  Statement  for the  month of
         October 2000.